FORM 8–K  —  CURRENT REPORT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

TEKNOWLEDGE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14793	94-2760916
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Embarcadero Road, Palo Alto, California 94303

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (650) 424-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Michael Kaplan joined Teknowledge as Vice President and Chief Financial Officer on September 11, 2006. Mr. Kaplan succeeds Mr. Dennis Bugbee, who served the Corporation admirably for many years, but has been ill during 2006.

Mr. Kaplan brings considerable financial expertise to the Company. He was the Director of Finance for OnVantage from 2003 to 2005. He was the Director of Finance for Think3 from 2001 to 2002. He was a finance and management consultant for TMP Worldwide from 1997-2001, and an independent finance consultant from 1994-1996. He worked as an analyst at onWall Street from 1983-1994. Mr. Kaplan has an MBA from Columbia and a BA from Cornell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teknowledge Corporation
(Registrant)

Date: September 13, 2006	by: /s/ Neil A. Jacobstein
Neil A. Jacobstein, Chairman of the Board of Directors, and Chief Executive Officer